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                                                                    Exhibit 10.2

                               HEALTHCENTRAL.COM

                                1999 STOCK PLAN

                        (as amended September 23, 1999)

     1.  Purposes of the Plan.  The purposes of this 1999 Stock Plan are to
         --------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. Stock Purchase Rights may also be granted under the Plan.

     2.  Definitions.  As used herein, the following definitions shall apply:
         -----------

          (a) "Administrator" means the Board or its Committee appointed
               -------------
pursuant to Section 4 of the Plan.

          (b) "Affiliate" means an entity other than a Subsidiary (as defined
               ---------
below) in which the Company owns an equity interest or which, together with the Company, is under common control of a third person or entity.

          (c) "Applicable Laws" means the legal requirements relating to the
               ---------------
administration of stock option and restricted stock purchase plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any Stock Exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

          (d) "Board" means the Board of Directors of the Company.
               -----

          (e) "Change in Control" means a sale of all or substantially all of
               -----------------
the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation; provided however that a merger, consolidation or other capital reorganization in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction shall not constitute a Change in Control.

          (f) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (g) "Committee" means one or more committees or subcommittees of the
               ---------
Board appointed by the Board to administer the Plan in accordance with Section 4 below.
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          (h) "Common Stock" means the Common Stock of the Company.
               ------------

          (i) "Company" means HealthCentral.com, a California corporation.
               -------

          (j) "Consultant" means any person, including an advisor, who is
               ----------
engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

          (k) "Continuous Service Status" means the absence of any interruption
               -------------------------
or termination of service as an Employee or Consultant. Continuous Service Status shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors. Unless otherwise determined by the Administrator or the Company, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status.

          (l) "Corporate Transaction" means a sale of all or substantially all
               ---------------------
of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

          (m) "Director" means a member of the Board.
               --------

          (n) "Employee" means any person (including, if appropriate, any Named
               --------
Executive, officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

          (o) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (p) "Fair Market Value" means, as of any date, the fair market value
               -----------------
of Common Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales
            ------
price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange on the date of determination (or if no trading or bids occurred on the date of determination, on the last trading day prior to the date of determination), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

              (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling

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prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the date of determination (or if no bids occurred on the date of determination, on the last trading day prior to the date of determination); or

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (q) "Incentive Stock Option" means an Option intended to qualify as an
               ----------------------
incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

          (r) "Listed Security" means any security of the Company that is listed
               ---------------
or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

          (s) "Named Executive" means any individual who, on the last day of the
               ---------------
Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (t) "Nonstatutory Stock Option" means an Option not intended to
               -------------------------
qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

          (u) "Option" means a stock option granted pursuant to the Plan.
               ------

          (v) "Option Agreement" means a written document, the form(s) of which
               ----------------
shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

          (w) "Option Exchange Program" means a program approved by the
               -----------------------
Administrator whereby outstanding Options are exchanged for Options with a lower exercise price.

          (x) "Optioned Stock" means the Common Stock subject to an Option or a
               --------------
Stock Purchase Right.

          (y) "Optionee" means an Employee or Consultant who receives an Option.
               --------

          (z) "Parent" means a "parent corporation," whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code, or any successor provision.

          (aa) "Participant" means any holder of one or more Options or Stock
                -----------
Purchase Rights, or the Shares issuable or issued upon exercise of such awards, under the Plan.

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

          (bb) "Plan" means this 1999 Stock Plan.
                ----

          (cc) "Reporting Person" means an officer, Director, or greater than
                ----------------
ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

          (dd) "Restricted Stock" means Shares of Common Stock acquired pursuant
                ----------------
to a grant of a Stock Purchase Right under Section 11 below.

          (ee) "Restricted Stock Purchase Agreement" means a written document,
                -----------------------------------
the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of a Stock Purchase Right granted under the Plan and includes any documents attached to such agreement.

          (ff) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act,
                ----------
as amended from time to time, or any successor provision.

          (gg) "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 14 of the Plan.

          (hh) "Stock Exchange" means any stock exchange or consolidated stock
                --------------
price reporting system on which prices for the Common Stock are quoted at any given time.

          (ii) "Stock Purchase Right" means the right to purchase Common Stock
                --------------------
pursuant to Section 11 below.

          (jj) "Subsidiary" means a "subsidiary corporation," whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

          (kk) "Ten Percent Holder" means a person who owns stock representing
                ------------------
more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

     3.  Stock Subject to the Plan.  Subject to the provisions of Section 14 of
         -------------------------
the Plan, the maximum aggregate number of Shares that may be sold under the Plan is 4,625,000 Shares of Common Stock (after giving effect to the Company's 5-for-4 stock split effected in connection with its reincorporation under the laws of Delaware and subject to further adjustment pursuant to Section 14 below), plus an annual increase on the first day of each of the Company's fiscal years beginning in 2001, 2002, 2003, 2004 and 2005 equal to the lesser of (i) 787,500 Shares (after giving effect to the Company's 5-for-4 stock split effected in connection with its reincorporation under the laws of Delaware and subject to further adjustment pursuant to Section 14 below), (ii) 3.5 percent of the Shares outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of Shares as the Board shall determine. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an Option or Stock Pur-chase Right in order to satisfy the exercise or purchase price for such Option or Stock Purchase Right or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan.

     4.  Administration of the Plan.
         --------------------------

          (a) General.  The Plan shall be administered by the Board or a
              -------
Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to grant Options or Stock Purchase Rights to Employees and Consultants.

          (b) Administration with respect to Reporting Persons.  With respect to
              ------------------------------------------------
Options granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit such Options to qualify for the exemption set forth in Rule 16b-3(d) and to qualify as performance-based compensation under Section 162(m) of the Code.

          (c) Committee Composition.  If a Committee has been appointed pursuant
              ---------------------
to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan pursuant to Section 4(b) above, to the extent permitted or required by Rule 16b-3 and
Section 162(m) of the Code.

          (d) Powers of the Administrator.  Subject to the provisions of the
              ---------------------------
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

              (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(p) of the Plan;

              (ii) to select the Employees and Consultants to whom Options and Stock Purchase Rights or any combination thereof may from time to time be granted;

              (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted;

              (iv) to determine the number of Shares of Common Stock to be covered by each such award granted;

              (v)       to approve forms of agreement for use under the Plan;

              (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are

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not limited to the exercise or purchase price, the time or times when Options or
Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Optioned Stock, Stock Purchase Right or Restricted Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

              (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(f) instead of Common Stock;

              (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted and to make any other amendments or adjustments to any Option that the Administrator determines, in its discretion and under the authority granted to it under the Plan, to be necessary or advisable, provided however that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

              (ix) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights;

              (x)       to initiate an Option Exchange Program;

              (xi) to construe and interpret the terms of the Plan and awards granted under the Plan; and

              (xii) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options or Stock Purchase Rights to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

          (d) Effect of Administrator's Decision.  All decisions, determinations
              ----------------------------------
and interpretations of the Administrator shall be final and binding on all Participants.

     5.  Eligibility.
         -----------

          (a) Recipients of Grants.  Nonstatutory Stock Options and Stock
              --------------------
Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided however that Employees of Affiliates shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he or she is otherwise eligible, be granted additional Options or Stock Purchase Rights.

          (b) Type of Option.  Each Option shall be designated in Option
              --------------
Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For

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purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

          (c) No Employment Rights.  The Plan shall not confer upon any
              --------------------
Participant any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6.  Term of Plan.  The Plan shall become effective upon its adoption by the
         ------------
Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 16 of the Plan.

     7.  Term of Option.  The term of each Option shall be the term stated in
         --------------
the Option Agreement; provided however that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.  Limitation on Grants to Employees.  Subject to adjustment as provided
         ---------------------------------
in Section 14 below, the maximum number of Shares which may be subject to Options and Stock Purchase Rights granted to any one Employee under this Plan for any fiscal year of the Company shall be 2,000,000 (after giving effect to the Company's 5-for-4 stock split effected in connection with its reincorporation under the laws of Delaware and subject to further adjustment pursuant to Section 14 below).

     9.  Option Exercise Price and Consideration.
         ---------------------------------------

          (a) Exercise Price.  The per Share exercise price for the Shares to be
              --------------
issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

              (i)       In the case of an Incentive Stock Option

                        (A) granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

                        (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be such price as is determined by the Administrator; provided however that in the case of a Nonstatutory Stock option granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per Share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as

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performance-based compensation under Section 162(m) of the Code and if not so intended shall be such price as is determined by the Administrator.

              (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

          (b) Permissible Consideration.  The consideration to be paid for the
              -------------------------
Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of
(1) cash; (2) check; (3) delivery of Optionee's promissory note with such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate (subject, if applicable, to the provisions of Section 153 of the Delaware General Corporation Law); (4) cancellation of indebtedness; (5) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid a charge to the Company's earnings) or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised; (6) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; (7) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and prompt delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable withholding taxes; (8) any combination of the foregoing methods of payment; or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under the Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may refuse to accept a particular form of consideration at the time of any Option exercise if, in its sole discretion, acceptance of such form of consideration is not in the best interests of the Company at such time.

     10.  Exercise of Option.
          ------------------

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option
              -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the terms of the Plan, and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence.

              An Option may not be exercised for a fraction of a Share.

              An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

              Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Employment or Consulting Relationship.  In the
              ----------------------------------------------------
event of termination of an Optionee's Continuous Service Status, such Optionee may, but only within three (3) months (or such other period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. Unless otherwise determined by the Administrator or the Company, no termination shall be deemed to occur and this Section 10(b) shall not apply if (i) the Optionee is a Consultant who becomes an Employee; or
(ii) the Optionee is an Employee who becomes a Consultant.

          (c) Disability of Optionee.   Notwithstanding Section 10(b) above,
              ----------------------

              (i) In the event of termination of an Optionee's Continuous Service Status as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months (or such other period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option made at the time of grant of the Option) from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

              (ii) In the event of termination of an Optionee's Continuous Service Status as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months (or such other period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option made at the time of grant of the Option) from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, to the extent that such Optionee fails to exercise an Option which is an Incentive Stock Option within three (3) months of the date of such termination, the Option will not qualify for Incentive Stock Option treatment under the Code. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within six months (6) from the date of termination, the Option shall terminate.

          (d) Death of Optionee.  Notwithstanding Section 10(b) above, in the
              -----------------
event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within thirty (30) days following termination of Optionee's Continuous Service Status, the Option may be exercised, at any time within twelve (12) months (or such other period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option made at the time of grant of the Option) following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date of termination of Optionee's Continuous Service Status. To the extent that Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e) Extension of Exercise Period.  The Administrator shall have full
              ----------------------------
power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee's Continuous Service Status from the periods set forth in Sections 10(b), 10(c) and 10(d) above or in the Option Agreement to such greater time as the Administrator shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

          (f) Buyout Provisions.  The Administrator may at any time offer to buy
              -----------------
out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11.  Stock Purchase Rights.
          ---------------------

          (a) Rights to Purchase.  Stock Purchase Rights may be issued either
              ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The purchase price of Shares subject to Stock Purchase Rights shall be as determined by the Administrator in accordance with the Applicable Laws. The offer to purchase Shares subject to Stock Purchase Rights shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b) Repurchase Option.  Unless the Administrator determines otherwise,
              -----------------
the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original purchase price paid by the purchaser and may be paid by cash or cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine in accordance with the Applicable Laws.

          (c) Other Provisions.  The Restricted Stock Purchase Agreement shall
              ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

          (d) Rights as a Stockholder.  Once the Stock Purchase Right is
              -----------------------
exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

     12.  Taxes.
          -----

          (a) As a condition of the exercise of an Option or Stock Purchase Right granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising the Option or Stock Purchase Right) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of Option or Stock Purchase Right and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

          (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option or Stock Purchase Right.

          (c) This Section 12(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 12, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").
                      --------

          (d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Purchase Right by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Participant for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.

          (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 12(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 12(d) above must be made on or prior to the applicable Tax Date.

          (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     13.  Non-Transferability of Options and Stock Purchase Rights.  Options and
          --------------------------------------------------------
Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution; provided that the Administrator may in its discretion and to the extent permitted by the Applicable Laws grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option or Stock Purchase Right may be exercised, during the lifetime of the holder of Option or Stock Purchase Right, only by such holder or a transferee permitted by this
Section 13.

     14.  Adjustments Upon Changes in Capitalization, Merger or Certain Other
          -------------------------------------------------------------------
Transactions.
------------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
stockholders of the Company, the number of Shares of Common Stock covered by each outstanding Option or Stock Purchase Right, the number of Shares set forth in Sections 3(a)(i) and 8 above, and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per Share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option or Stock Purchase Right.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c) Corporate Transaction; Change in Control.  In the event of a
              ----------------------------------------
Corporate Transaction or a Change in Control, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of such successor corporation (such entity, the "Successor Corporation"), unless the
                                         ---------------------
Successor Corporation does not agree to assume the outstanding Options or Stock Purchase Rights or to substitute equivalent options or rights, in which case such Options or Stock Purchase Rights shall terminate upon the consummation of the transaction. In the event of a transaction that qualifies as a Change of Control (i) in which outstanding awards are being assumed or substituted, the vesting and exercisability of each outstanding Option and Stock Purchase Right shall accelerate such that the Options and Stock Purchase Rights shall become vested and exercisable to the extent of 50% of the Shares then unvested, and any repurchase right of the Company with respect to Shares issued upon exercise of an Option or Stock Purchase Right shall lapse as to 50% of the Shares subject to such repurchase right prior to consummation of the Change of Control, and (ii) in which outstanding awards are terminating because the Successor Corporation has not agreed to assume or substitute such awards, the vesting and exercisability of each outstanding Option and Stock Purchase Right shall accelerate such that the Options and Stock Purchase Rights shall become vested and exercisable to the extent of 100% of the Shares then unvested, and any repurchase right of the Company with respect to Shares issued upon exercise of an Option or Stock Purchase Right shall lapse as to 100% of the Shares subject to such repurchase right prior to consummation of the Change of Control, in each case at such time and upon such conditions as the Administrator shall determine. To the extent that an Option or Stock Purchase Right is not exercised prior to consummation of a Corporate Transaction or Change of Control in which the Option or Stock Purchase Right is not being assumed or substituted, such Option or Stock Purchase Right shall terminate upon such consummation and the Administrator shall notify the Optionee or holder of such fact at least five (5) days prior to the date on which the Option or Stock Purchase Right terminates.

          For purposes of this Section 14, an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or Change of Control, as the case may be, each holder of an Option would be entitled to receive upon exercise of the Option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 14); provided, however, that if such consideration received in the transaction was not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the

Option to be solely Common Stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

          (d) Certain Distributions.  In the event of any distribution to the
              ---------------------
Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option or Stock Purchase Right to reflect the effect of such distribution.

     15.  Time of Granting Options and Stock Purchase Rights.  The date of grant
          --------------------------------------------------
of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator; provided however that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     16.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Authority to Amend or Terminate.  The Board may at any time amend,
              -------------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 14 above) shall be made that would materially and adversely affect the rights of any Participant, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination.  No amendment or termination
              ----------------------------------
of the Plan shall materially and adversely affect Options or Stock Purchase Rights already granted, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.

     17.  Conditions Upon Issuance of Shares.  Notwithstanding any other
          ----------------------------------
provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

     18.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19.  Agreements.  Options and Stock Purchase Rights shall be evidenced by
          ----------
Option Agreements and Restricted Stock Purchase Agreements, respectively, in such form(s) as the Administrator shall from time to time approve.

     20.  Stockholder Approval.  If required by the Applicable Laws, continuance
          --------------------
of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

                  [Post-IPO Officer Form of Option Agreement]

                               HEALTHCENTRAL.COM

                                1999 STOCK PLAN

                          NOTICE OF STOCK OPTION GRANT
                          ----------------------------

Optionee

     You have been granted an option to purchase Common Stock of
HealthCentral.com (the "Company") as follows:
                        -------

  Board Approval Date:                GrantDate

  Date of Grant (Later of Board
  Approval Date or Commencement of
  Employment/Consulting):             GrantDate

  Exercise Price Per Share:           PricePerShare

  Total Number of Shares Granted:     NumberofShares

  Total Price of Shares Granted:      TotalExercisePrice

  Type of Option:                     NoSharesISO Incentive Stock Option
                                      -------------
                                      NoSharesNSO Nonstatutory Stock Option
                                      -------------

  Term/Expiration Date:               Expiration

  Vesting Commencement Date:          VestingCommencement

  Vesting Schedule:                   VestingSchedule

                                      In the event of a Change of Control, the vesting and exercisability of the Option shall accelerate as provided in the Company's 1999 Stock Plan; provided however that the Shares remaining unvested following such acceleration shall thereafter vest and become exercisable in equal monthly installments over the 12-month period following the closing date of the Change of Control.

  Termination Period:                 Option may be exercised for a period of
                                      ______ after termination of employment or consulting relationship except as set out in Sections 7 and 8 of the Stock Option
                                      Agreement (but in no event later than the Expiration Date).

     By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the HealthCentral.com 1999 Stock Plan and the Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE                          HEALTHCENTRAL.COM

                                  By:
-----------------------               ---------------------
Signature

Address:                          Title:
        ---------------                 -------------------
-----------------------

                               HEALTHCENTRAL.COM
                             STOCK OPTION AGREEMENT
                             ----------------------

      1.  Grant of Option.
          ---------------

          (a) General Terms.  HealthCentral.com (the "Company"), hereby grants
              -------------                           -------
to the Optionee named in the Notice of Stock Option Grant attached to this Agreement ("Optionee"), an option (the "Option") to purchase the total number of
            --------                    ------
shares of Common Stock (the "Shares") set forth in the Notice of Stock Option
                             ------
Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price") subject to the terms, definitions and provisions of
            --------------
the 1999 Stock Plan (the "Plan") adopted by the Company, which is incorporated
                          ----
in this Agreement by reference. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall govern. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

          (b) Tax Status of Option.  Unless and to the extent designated a
              --------------------
Nonstatutory Stock Option in the Notice of Stock Option Grant, this Option is intended to be an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to the maximum extent
                                                ----
permitted under applicable tax law. If any portion of this Option is designated as an Incentive Stock Option it shall qualify as such only to the extent that the aggregate fair market value of the Shares (generally, the Option's exercise price) subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary) that first become exercisable in any calendar year does not exceed $100,000. To the extent that the aggregate fair market value of such Shares exceeds $100,000, the Shares in excess of such limit shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5 of the Plan.

      2.  Exercise of Option.  This Option shall be exercisable during its term
          ------------------
in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the provisions of Sections 9 and 10 of the Plan as follows:

          (a)  Right to Exercise.
               -----------------

               (i) This Option may not be exercised for a fraction of a share.

              (ii) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by this
Section 2 and by Sections 6, 7 and 8 below.

             (iii) In no event may this Option be exercised after the Expiration Date of the Option as set forth in the Notice of Stock Option Grant.

          (b)  Method of Exercise.
               ------------------

              (i) This Option shall be exercisable by delivering to the Company a written notice of exercise (in the form attached as Exhibit A) which shall
                                                      ---------
state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

           (ii) As a condition to the exercise of this Option, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

          (iii) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

     3.  Optionee's Representations.  In the event the Shares purchasable
         --------------------------
pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this
                                         --------------
Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in customary form, a copy of which is available for Optionee's review from the Company upon request.

     4.  Method of Payment.  Payment of the Exercise Price shall be by any of
         -----------------
the following, or a combination of the following, at the election of Optionee:
(a) cash; (b) check; (c) surrender of other Shares of Common Stock of the Company that (i) either have been owned by Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option shall be exercised; (d) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; or (e) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

     5.  Restrictions on Exercise.  This Option may not be exercised until such
         ------------------------
time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as
                                                          ------------
promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6.  Termination of Relationship.  In the event of termination of Optionee's
         ---------------------------
Continuous Service Status, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option
                                   ----------------
during the Termination Period set out in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified in the Notice of Stock Option Grant, the Option shall terminate.

     7.  Disability of Optionee.  Notwithstanding the provisions of Section 6
         ----------------------
above, in the event of termination of Optionee's Continuous Service Status as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve
(12) months from the date of termination of employment (but in no event later than the Expiration Date of the Option as set forth in the Notice of Stock Option Grant), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified in this Agreement, the Option shall terminate.

     8.  Death of Optionee.  In the event of the death of Optionee (a) during
         -----------------
the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Service Status since the date of grant of the Option, or (b) within thirty (30) days after the termination of Optionee's Continuous Service Status, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the Expiration Date of the Option as set forth in the Notice of Stock Option Grant), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or termination, as applicable. To the extent that Optionee was not entitled to exercise this Option at the date of death or termination, as applicable, or if Optionee's estate or the person who acquired the right to exercise the Option as a result of Optionee's death does not exercise this Option within the time specified in the Notice of Stock Option Grant, the Option shall terminate

     9.  Non-Transferability of Option.  Except as otherwise provided in this
         -----------------------------
Section 9, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. However, Optionee, with the approval of the Administrator, may transfer the Option to or for the benefit of one or more members of Optionee's Immediate Family (as defined below), including, without limitation, to a trust for the benefit of one or more members of Optionee's Immediate Family or to a partnership or limited liability company composed of one or more members of Optionee's Immediate Family, and subject to such limits as the Administrator may establish. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and permitted transferees of Optionee. No transfer for consideration shall be permitted except to a partnership or limited liability company composed of one or more members of Optionee's Immediate Family.

     The foregoing right to transfer the Option shall apply to the right to consent to amendments to this Agreement and, in the discretion of the Administrator, shall also apply to the right to transfer ancillary rights associated with the Option. The term "Immediate Family" shall mean Optionee's spouse or former spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers, grandchildren, nieces, nephews, mother-in-law, father-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law (and, for this purpose, shall also include Optionee). Optionee acknowledges and agrees that Optionee shall be responsible for payment of any applicable income and employment tax withholdings imposed upon the transfer and/or subsequent exercise of a transferred Option, and such transfer and the transferee's right to receive the shares subject to this Option upon exercise thereof is conditioned on satisfaction of such withholding taxes as the Company determines may be due.

     10.  Term of Option.  This Option may be exercised only within the term set
          --------------
out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     11.  No Additional Employment Rights.  Optionee understands and agrees that
          -------------------------------
the vesting of Shares pursuant to the Vesting Schedule is earned only by continuing as an Employee or Consultant at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). Optionee further acknowledges and agrees that nothing in this Agreement or the Plan shall confer upon Optionee any right with respect to continuation as an Employee or Consultant with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     12.  Tax Consequences.  Optionee acknowledges that he or she has read the
          ----------------
brief summary set forth below of certain federal tax consequences of exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. OPTIONEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE AND DOES NOT ADDRESS STATE, LOCAL OR FOREIGN ISSUES, AND THAT THE TAX LAWS AND REGULATIONS SUMMARIZED ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) Exercise of Incentive Stock Option.  If this Option is an
              ----------------------------------
Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an item of alternative minimum taxable income for federal tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.

          (b) Exercise of Nonstatutory Stock Option.  If this Option does not
              -------------------------------------
qualify as an Incentive Stock Option, Optionee may incur regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. In addition, if Optionee is an employee of the Company, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          (c) Disposition of Shares.  If this Option is an Incentive Stock
              ---------------------
Option and if Shares transferred pursuant to the Option are held for more than one year after exercise and more than two years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Incentive Stock Option are disposed of before the end of either of such two holding periods, then any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (i) the fair market value of the Shares on the date of exercise, or (ii) the sales proceeds, over the Exercise Price. If this Option is a Nonstatutory Stock Option, then gain realized on the disposition of Shares will be treated as long-term or short-term capital gain depending on whether or not the disposition occurs more than one year after the exercise date. In the case of either an Incentive Stock Option or a Nonstatutory Stock Option, the long-term capital gain will be taxed for federal income tax and alternative minimum tax purposes as a maximum rate of 20% if the Shares are held more than one year after exercise.

          (d) Notice of Disqualifying Disposition.  If the Option granted to
              -----------------------------------
Optionee in this Agreement is an Incentive Stock Option, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two years after the Date of Grant, or (ii) the date one year after transfer of such Shares to Optionee upon exercise of the Incentive Stock Option, Optionee shall notify the Company in writing within thirty (30) days after the date of any such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.

     13.  Withholding Tax Obligations.
          ---------------------------

          (a) General Withholding Obligations.  As a condition to the exercise
              -------------------------------
of Option granted hereunder, Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of the Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. Optionee understands that, upon exercising a Nonstatutory Stock Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares over the Exercise Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation, or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. Additionally, Optionee may at some point be required to satisfy tax withholding obligations with respect to the disqualifying disposition of an Incentive Stock Option. Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of this Option by one or some combination of the following methods: (i) by cash or check payment, (ii) out of Optionee's current compensation, (iii) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which (A) in the case of Shares previously acquired from the Company, have been owned by Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value determined as of the applicable Tax Date (as defined in Section 11(c) below) on the date of surrender equal to the amount required to be withheld, or (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.

          (b) Stock Withholding to Satisfy Withholding Tax Obligations.  In the
              --------------------------------------------------------
event the Administrator allows Optionee to satisfy his or her tax withholding obligations as provided in Section 11(a)(iii) or (iv) above, such satisfaction must comply with the requirements of this Section (11)(b) and all Applicable Laws. All elections by Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

             (i) the election must be made on or prior to the applicable Tax Date (as defined in Section 11(c) below);

            (ii) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

            (iii) all elections shall be subject to the consent or disapproval of the Administrator.

     In the event the election to have Shares withheld is made by Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, Optionee shall receive the full number of Shares with respect to which the Option is exercised but Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

          (c) Definitions.  For purposes of this Section 11, the Fair Market
              -----------
Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the applicable laws (the "Tax Date").
 --------

     14.  Signature.  This Stock Option Agreement shall be deemed executed by
          ---------
the Company and Optionee upon execution by such parties of the Notice of Stock Option Grant attached to this Stock Option Agreement.

                  [Remainder of page left intentionally blank]

                                   EXHIBIT A
                                   ---------

                               NOTICE OF EXERCISE
                               ------------------

To:       HealthCentral.com
Attn:     Stock Option Administrator
Subject:  Notice of Intention to Exercise Stock Option
          --------------------------------------------

     This is official notice that the undersigned ("Optionee") intends to
                                                    --------
exercise Optionee's option to purchase __________ shares of HealthCentral.com Common Stock, under and pursuant to the Company's 1999 Stock Plan and the Stock Option Agreement dated ___________, as follows:

          Grant Number:  ________________________________

          Date of Purchase:  ________________________________

          Number of Shares:  ________________________________

          Purchase Price:  ________________________________

          Method of Payment

          of Purchase Price:  ________________________________


     Social Security No.:  ________________________________

     The shares should be issued as follows:

          Name:
                     ________________________________

          Address:
                     ________________________________
          Signed:
                     ________________________________
          Date:
                     ________________________________

                               HEALTHCENTRAL.COM

                                1999 STOCK PLAN

                          NOTICE OF STOCK OPTION GRANT
                          ----------------------------

Optionee

     You have been granted an option to purchase Common Stock of
HealthCentral.com (the "Company") as follows:
                        -------

  Board Approval Date:                    GrantDate

  Date of Grant (Later of Board
  Approval Date or Commencement of
  Employment/Consulting):                 GrantDate

  Exercise Price Per Share:               PricePerShare

  Total Number of Shares Granted:         NumberofShares

  Total Price of Shares Granted:          TotalExercisePrice

  Type of Option:                         NoSharesISO Incentive Stock Option
                                          -------------
                                          NoSharesNSO Nonstatutory Stock Option
                                          -------------

  Term/Expiration Date:                   Expiration

  Vesting Commencement Date:              VestingCommencement

  Vesting Schedule:                       VestingSchedule

  Termination Period:                     Option may be exercised for a period
                                          of ______ after termination of
                                          employment or consulting relationship
                                          except as set out in Sections 7 and 8
                                          of the Stock Option Agreement (but in
                                          no event later than the Expiration
                                          Date).

     By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the HealthCentral.com 1999 Stock Plan and the Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE                           HEALTHCENTRAL.COM

                                   By:
---------------------------           ----------------------------
Signature

Address:                           Title:
        -------------------              -------------------------

---------------------------

                               HEALTHCENTRAL.COM
                             STOCK OPTION AGREEMENT
                             ----------------------

     1.  Grant of Option.
         ---------------

          (a) General Terms.  HealthCentral.com (the "Company"), hereby grants
              -------------                           -------
to the Optionee named in the Notice of Stock Option Grant attached to this Agreement ("Optionee"), an option (the "Option") to purchase the total number of
            --------                    ------
shares of Common Stock (the "Shares") set forth in the Notice of Stock Option
                             ------
Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price") subject to the terms, definitions and provisions of
            --------------
the 1999 Stock Plan (the "Plan") adopted by the Company, which is incorporated
                          ----
in this Agreement by reference. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall govern. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

          (b) Tax Status of Option.  Unless and to the extent designated a
              --------------------
Nonstatutory Stock Option in the Notice of Stock Option Grant, this Option is intended to be an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to the maximum extent
                                                ----
permitted under applicable tax law. If any portion of this Option is designated as an Incentive Stock Option it shall qualify as such only to the extent that the aggregate fair market value of the Shares (generally, the Option's exercise price) subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary) that first become exercisable in any calendar year does not exceed $100,000. To the extent that the aggregate fair market value of such Shares exceeds $100,000, the Shares in excess of such limit shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5 of the Plan.

     2.  Exercise of Option.  This Option shall be exercisable during its term
         ------------------
in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the provisions of Sections 9 and 10 of the Plan as follows:

          (a)  Right to Exercise.
               -----------------

          (i)    This Option may not be exercised for a fraction of a share.

          (ii) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by this
Section 2 and by Sections 6, 7 and 8 below.

          (iii) In no event may this Option be exercised after the Expiration Date of the Option as set forth in the Notice of Stock Option Grant.

          (b)  Method of Exercise.
               ------------------

          (i) This Option shall be exercisable by delivering to the Company a written notice of exercise (in the form attached as Exhibit A) which shall state
                                                    ---------
the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

          (ii) As a condition to the exercise of this Option, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

          (iii) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

     3.  Optionee's Representations.  In the event the Shares purchasable
         --------------------------
pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this
                                         --------------
Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in customary form, a copy of which is available for Optionee's review from the Company upon request.

     4.  Method of Payment.  Payment of the Exercise Price shall be by any of
         -----------------
the following, or a combination of the following, at the election of Optionee:
(a) cash; (b) check; (c) surrender of other Shares of Common Stock of the Company that (i) either have been owned by Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option shall be exercised; (d) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; or (e) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

     5.  Restrictions on Exercise.  This Option may not be exercised until such
         ------------------------
time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as
                                                          ------------
promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6.  Termination of Relationship.  In the event of termination of Optionee's
         ---------------------------
Continuous Service Status, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option
                                   ----------------
during the Termination Period set out in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified in the Notice of Stock Option Grant, the Option shall terminate.

     7.  Disability of Optionee.  Notwithstanding the provisions of Section 6
         ----------------------
above, in the event of termination of Optionee's Continuous Service Status as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve
(12) months from the date of termination of employment (but in no event later than the Expiration Date of the Option as set forth in the Notice of Stock Option Grant), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified in this Agreement, the Option shall terminate.

     8.  Death of Optionee.  In the event of the death of Optionee (a) during
         -----------------
the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Service Status since the date of grant of the Option, or (b) within thirty (30) days after the termination of Optionee's Continuous Service Status, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the Expiration Date of the Option as set forth in the Notice of Stock Option Grant), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or termination, as applicable. To the extent that Optionee was not entitled to exercise this Option at the date of death or termination, as applicable, or if Optionee's estate or the person who acquired the right to exercise the Option as a result of Optionee's death does not exercise this Option within the time specified in the Notice of Stock Option Grant, the Option shall terminate

     9.  Non-Transferability of Option.  This Option may not be transferred in
         -----------------------------
any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. An Option may be exercised during the lifetime of Optionee only by Optionee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

     10.  Term of Option.  This Option may be exercised only within the term set
          --------------
out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     11.  No Additional Employment Rights.  Optionee understands and agrees that
          -------------------------------
the vesting of Shares pursuant to the Vesting Schedule is earned only by continuing as an Employee or Consultant at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). Optionee further acknowledges and agrees that nothing in this Agreement or the Plan shall confer upon Optionee any right with respect to continuation as an Employee or Consultant with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     12.  Tax Consequences.  Optionee acknowledges that he or she has read the
          ----------------
brief summary set forth below of certain federal tax consequences of exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. OPTIONEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE AND DOES NOT ADDRESS STATE, LOCAL OR FOREIGN ISSUES, AND THAT THE TAX LAWS AND REGULATIONS SUMMARIZED ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) Exercise of Incentive Stock Option.  If this Option is an
              ----------------------------------
Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an item of alternative minimum taxable income for federal tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.

          (b) Exercise of Nonstatutory Stock Option.  If this Option does not
              -------------------------------------
qualify as an Incentive Stock Option, Optionee may incur regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. In addition, if Optionee is an employee of the Company, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          (c) Disposition of Shares.  If this Option is an Incentive Stock
              ---------------------
Option and if Shares transferred pursuant to the Option are held for more than one year after exercise and more than two years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Incentive Stock Option are disposed of before the end of either of such two holding periods, then any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (i) the fair market value of the Shares on the date of exercise, or (ii) the sales proceeds, over the Exercise Price. If this Option is a Nonstatutory Stock Option, then gain realized on the disposition of Shares will be treated as long-term or short-term capital gain depending on whether or not the disposition occurs more than one year after the exercise date. In the case of either an Incentive Stock Option or a Nonstatutory Stock Option, the long-term capital gain will be taxed for federal income tax and alternative minimum tax purposes as a maximum rate of 20% if the Shares are held more than one year after exercise.

          (d) Notice of Disqualifying Disposition.  If the Option granted to
              -----------------------------------
Optionee in this Agreement is an Incentive Stock Option, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two years after the Date of Grant, or (ii) the date one year after transfer of such Shares to Optionee upon exercise of the Incentive Stock Option, Optionee shall notify the Company in writing within thirty (30) days after the date of any such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.

     13.  Withholding Tax Obligations.
          ---------------------------

          (a) General Withholding Obligations.  As a condition to the exercise
              -------------------------------
of Option granted hereunder, Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of the Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. Optionee understands that, upon exercising a Nonstatutory Stock Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares over the Exercise Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation, or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. Additionally, Optionee may at some point be required to satisfy tax withholding obligations with respect to the disqualifying disposition of an Incentive Stock Option. Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of this Option by one or some combination of the following methods: (i) by cash or check payment, (ii) out of Optionee's current compensation, (iii) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which (A) in the case of Shares previously acquired from the Company, have been owned by Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value determined as of the applicable Tax Date (as defined in Section 11(c) below) on the date of surrender equal to the amount required to be withheld, or (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.

          (b) Stock Withholding to Satisfy Withholding Tax Obligations.  In the
              --------------------------------------------------------
event the Administrator allows Optionee to satisfy his or her tax withholding obligations as provided in Section 11(a)(iii) or (iv) above, such satisfaction must comply with the requirements of this Section (11)(b) and all Applicable Laws. All elections by Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (i) the election must be made on or prior to the applicable Tax Date (as defined in Section 11(c) below);

          (ii) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

          (iii) all elections shall be subject to the consent or disapproval of the Administrator.

     In the event the election to have Shares withheld is made by Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, Optionee shall receive the full number of Shares with respect to which the Option is exercised but Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

          (c) Definitions.  For purposes of this Section 11, the Fair Market
              -----------
Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the applicable laws (the "Tax Date").
 --------

     14.  Signature.  This Stock Option Agreement shall be deemed executed by
          ---------
the Company and Optionee upon execution by such parties of the Notice of Stock Option Grant attached to this Stock Option Agreement.


                  [Remainder of page left intentionally blank]

                                   EXHIBIT A
                                   ---------

                               NOTICE OF EXERCISE
                               ------------------

To:       HealthCentral.com
Attn:     Stock Option Administrator
Subject:  Notice of Intention to Exercise Stock Option
          --------------------------------------------

     This is official notice that the undersigned ("Optionee") intends to
                                                    --------
exercise Optionee's option to purchase __________ shares of HealthCentral.com Common Stock, under and pursuant to the Company's 1999 Stock Plan and the Stock Option Agreement dated ___________, as follows:

          Grant Number:  ________________________________

          Date of Purchase:  ________________________________

          Number of Shares:  ________________________________

          Purchase Price:  ________________________________

          Method of Payment
          of Purchase Price:  ________________________________


     Social Security No.:  ________________________________

     The shares should be issued as follows:

          Name:_______________________________

          Address:____________________________

                  ____________________________

                  ____________________________

          Signed: ____________________________

          Date:_______________________________